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                                                                   Exhibit 10.33




                             FORM OF AMENDMENT TO
               2000 SPECIAL NON-QUALIFIED STOCK OPTION AGREEMENT

[Note: The following language, which was approved by Universal Corporation on June 15, 2001, amended the terms of the Promissory Notes attached as an exhibit to the Universal Corporation 2000 Special Non-Qualified Stock Option Agreement.]

                            Terms for Prepayment of
               Nonrecourse and Recourse Secured Promissory Notes

     The Company shall waive the prepayment prohibition contained in the Nonrecourse Secured Promissory Notes dated May 31, 2000 (the "Nonrecourse Notes") provided such Notes are paid in accordance with the following:

     1. The Company shall withdraw from your CEO account and apply as payment the whole number of shares held in your account on June 14, 2001 ("CEO Plan Shares") that, at the fair market value on the payment date, approximates but does not exceed the principal due on the Nonrecourse Notes. If you are not a participant in the CEO Program or you do not have sufficient CEO Plan Shares to cover the full amount of the principal due on the Nonrecourse Notes, the principal due, or the portion thereof that is not covered by CEO Plan Shares shall be paid (i) first by your delivery to the Company of shares of Company stock that you have held for at least six months, other than Collateral Shares and CEO Plan Shares, ("Already Owned Shares"), and (ii) second from the sale of shares held as collateral on the Nonrecourse Notes (the "Collateral Shares") as provided in paragraph 3 below.

     2. The Company shall withhold from the Collateral Shares the number of whole shares that, at the fair market value on the payment date, approximates but does not exceed the minimum statutory amount of taxes required to be withheld by the Company upon the payment of the Note.

     3. The Company shall deliver to Legg Mason Wood Walker, Inc., Richmond, Virginia, for immediate sale a sufficient number of the Collateral Shares to cover (i) any principal on the Nonrecourse Notes not covered by the shares in your CEO account and Already Owned Shares, (ii) any taxes to be withheld in excess of the minimum statutory amount required to be withheld by the Company,
(iii) any principal due on the full recourse Promissory Notes dated May 31, 2000 (the "Recourse Notes"), and (iv) any interest due on the Nonrecourse Notes or the Recourse Notes.

     4. If you are a participant in the CEO Program and all of the principal on the Nonrecourse Notes was paid with CEO Plan Shares, all of the remaining Collateral Shares shall be deposited into your CEO account. If you are a participant in the CEO Plan and only a portion of the principal on the Nonrecourse Notes was paid with CEO Plan Shares, only a portion of the remaining Collateral Shares shall be deposited into your CEO account. The number of shares deposited shall be determined by dividing the
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principal paid on the Nonrecourse Notes with CEO Plan Shares by the total principal paid and multiplying the result by the number of remaining Collateral Shares. Any Collateral Shares not deposited into your CEO account shall be retained by the Company and delivered to you on June 1, 2002. If you are not a participant in the CEO Program, all remaining Collateral Shares shall be retained by the Company and delivered to you on June 1, 2002.

     5. Only the shares currently held in your CEO account in excess of the shares used to pay principal on the Nonrecourse Notes will be available for the next CEO Plan automatic exercise which is scheduled to occur on June 15, 2001. Collateral Shares deposited in your CEO account will not be available for automatic exercises until they have been held in the account for 6 months. Accordingly, the first automatic exercise for which these shares will be available will be the first automatic exercise occurring on or after December 15, 2001.

     6. All transactions in paragraphs 1 through 4 shall occur on June 15, 2001 or as soon thereafter as possible.

     I hereby elect to participate in the prepayment of my Nonrecourse Notes in accordance with the terms set forth above.


Name:___________________________________


Signature:______________________________

Date:___________________________________


I currently own _____ shares of Universal Corporation common stock that I have held for at least six months other than CEO Plan Shares and Collateral Shares.

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